S







                                SAFESCIENCE, INC.

                             (a Nevada corporation)

                             SUBSCRIPTION DOCUMENTS:

                         PURCHASER SUITABILITY STATEMENT

                             SUBSCRIPTION AGREEMENT

                                SAFESCIENCE, INC.
                            SUBSCRIPTION INSTRUCTIONS
                            -------------------------

         The documents contained in this Subscription Package are duplicates of documents set forth as exhibits in the Private Placement Memorandum dated October 13, 2000 (the "Memorandum"). Do not use pages from documents contained in the Memorandum. Before signing these documents, you should carefully review the Memorandum and consult your own counsel and accountant as to tax matters and related matters concerning an investment in the Company. Fully complete and sign all the documents included in this Subscription Package and then send such documents to:

                          Bradley J. Carver, President
                                SAFESCIENCE, INC.
                               31 St. James Avenue
                                Boston, MA 02116

         1. Minimum Subscription: Generally, the minimum subscription amount is $250,000, unless otherwise agreed to by SafeScience, Inc.

         2. Payment: Payment in full of the subscription price is due upon the acceptance of this subscription and shall be made by check made payable to the order of "SafeScience, Inc." or by wire transfer to _________; ABA Routing # __________; Account # ___________; Account Name: _______________. The Company
may deposit, at its option, the proceeds from the Subscription into an account established by the Company pending the earlier of acceptance or rejection of such subscription or termination of the offering.

         3. Purchaser Suitability Statements: All investors, individually and where applicable (for example in the case of trusts, pension and profit sharing plans, IRAs and SEPs) through their duly authorized trustees, custodians or other authorized fiduciaries, must fully complete, sign and date the Purchaser Suitability Statement.

         4. Subscription Agreement: Two (2) copies of the form of the Subscription Agreement are enclosed in this Subscription Package. The Subscription Agreement contains various statements and representations and must be read in its entirety. Both copies of the Subscription Agreement should be completed according to the following instructions and returned with the Purchaser Suitability Statement:

         If the Purchaser is an individual or corporation, date, sign, have notarized and provide the information required on pages 1, 2-5 (as applicable), 6-7 (as applicable), 8, 15-16 (as applicable),and 17-20 (as applicable) of the Subscription Agreement. A copy of the completed Subscription Agreement will be returned to you after the subscription has been accepted by the Company.

                         PURCHASER SUITABILITY STATEMENT

                                SAFESCIENCE, INC.
                                -----------------


                         PURCHASER SUITABILITY STATEMENT
                         -------------------------------


         The undersigned directly, if an individual, or as partner, officer, trustee, custodian or authorized fiduciary on behalf of the investing corporation, partnership, trust, pension or profit sharing plan, individual retirement arrangement ("IRA") or simplified employee retirement plan ("SEP"), has irrevocably agreed to purchase shares of Common Stock of SafeScience, Inc. (the "Company") for a total dollar amount of ______________. The investor or investing entity is herein called the "Investor".

         The offer and sale of shares ("Shares") is not being registered under the Securities Act of 1933, as amended (the "Act"), but rather is being made privately on behalf of the Company, pursuant to the private placement exemption from registration provided in Section 4(2) of the Act and the requirements of certain applicable state securities laws. The undersigned acknowledges that the information contained herein is needed by the Company in order to ensure compliance with the requirements of the private placement exemption and to determine (a) whether an investment in the Company by the investor is suitable in light of the Investor's financial position, and (b) whether the Investor, or its trustees, custodian and other authorized fiduciaries, have such knowledge and experience in financial business matters and risks that the undersigned is capable of evaluating the merits and risks of the investment by the Investor in the Company.

         The undersigned also understands that (a) the Company will rely on the information contained herein for purposes of such determination and (b) the Shares will not be registered under the Act in reliance upon the exemption from registration afforded by Section 4(2) of the Act, and in reliance on similar exemptions under certain applicable state security laws.

         Accordingly, the undersigned individually and, where applicable, on behalf of the Investor, represents and warrants to the Company that the information contained herein is complete and accurate and may be relied upon by the Company, and hereby agrees to notify the Company immediately if there are any material changes in the information provided herein and to furnish to the Company any other information which the Company may request so as to determine the suitability of the undersigned.

         The undersigned also understands and agrees that, although the Company will use its best efforts to keep the information provided in this Statement strictly confidential at all times, the Company may present this Statement and the information provided in answer to it to such parties as it deems advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the offer or sale of Shares.

         In accordance with the foregoing, the following representations and information are hereby made and provided by the undersigned:

A.  Investor Information.
    ---------------------

1.  Individual Investors

Name: __________________________________________________

Home Phone: (____) ______________________

(a) Date of Birth: _________________________

(b) Social Security No.: ____________________

(c) Citizenship: ___________________________

(d) Home address (Post Office Boxes are not acceptable):

         ----------------------------------------------------

         ----------------------------------------------------

(e) State in which Registered to Vote: __________________________

(f) Name of Employer and Position: ____________________________

         ----------------------------------------------------

(g) Nature of Employer's Business: ____________________________

(h) How long have you been employed at
         your current position? _________________

(i) If you have had more than one job in the last five years, give the same information with respect to each such job:

         ----------------------------------------------------

         ----------------------------------------------------

(j) Business Address: _______________________________________

         ----------------------------------------------------

(k) Business Telephone Number: (____) ___________

(l) Educational background (highest degree awarded):

         School ______________________________________________

         Degree __________________ Year Conferred ______________

(m) Address to which all correspondence should be sent:

         ----------------------------------------------------

         ----------------------------------------------------

2.  Partnerships, Corporations, Trusts or Other Entities (Non-ERISA)

Name of Entity:  _________________________

(a) Type of Entity:  ___________________

(b) Taxpayer Identification No.:  ___________________

(c) Date of Organization or Incorporation:  ___________________

(d) Business Address (Post Office Boxes are not acceptable):

         ----------------------------

         ----------------------------

         ----------------------------

(e) Business Telephone Number: ____________________________

(f) State or other Jurisdiction in which Organized or Incorporated:  ___________

(g) Was this partnership, corporation, trust or other entity formed for the specific purpose of investing in the Company? Yes _____ No _____

         The information requested in paragraph A (1) above ("Individual Investors") should also be provided in regard to the individual(s) who is making the investment decision on behalf of the partnership, corporation, trust or other entity.

3.  Investor's Trustee, Custodian or Fiduciary -- If Individual

Name: __________________________________________________

Home Phone: (____) ______________________

(a) Date of Birth: _________________________

(b) Social Security No.: ____________________

(c) Home address (Post Office Boxes are not acceptable):

         ----------------------------------------------------

         ----------------------------------------------------

(d) State in which Registered to Vote: _________

(e) Name of Employer and Position: ____________________________

         ----------------------------------------------------

(f) Nature of Employer's Business: _____________________________

(g) How long have you been employed at

your current position? _________________

(h) If you have had more than one job in the last five years, give the same information with respect to each such job:

         ----------------------------------------------------

         ----------------------------------------------------

(i) Business Address: ________________________________________

         ----------------------------------------------------

(j) Business Telephone Number: (____) _____________

(k) Educational background (highest degree awarded):

         School ______________________________________________

         Degree __________________ Year Conferred ______________

(l) Address to which all correspondence should be sent:

         ----------------------------------------------------

         ----------------------------------------------------

4.  Investor's Trustee, Custodian or Other Fiduciaries -- If Not Individual

Name of Entity: ____________________________________________

(a) Type of Entity: __________________________________________

(b) Taxpayer Identification Number: __________________

(c) Date of Organization or Incorporation: _____________

(d) Address (Post Office Boxes are not acceptable):

         ----------------------------------------------------

         ----------------------------------------------------

(e) Telephone Number: (____) ________________

(f) State or other Jurisdiction
         in which Organized: ____________________

         The information requested in items 3 and 4 above should also be provided with regard to each trustee, custodian or other fiduciary who is making the investment decision on behalf of the investor. Separate sheets should be used if necessary.

5.  Investor -- if a Pension or Profit Sharing Plan, SEP or IRA

Name of Investor:__________________________________________

----------------------------------------------------

(a) Type of Plan or Other Entity: ______________________________

(b) Taxpayer Identification Number: __________________

(c) Date of Organization or Formation: ________________

(d) Address (Post Office Boxes are not acceptable):

         ----------------------------------------------------

         ----------------------------------------------------

(e) Telephone Number: (____) ____________________

(f) State or other Jurisdiction
         in which Organized: ________________________

(g) Was this plan or other entity formed for the specific purpose of investing
in the Company?   Yes _______ No ________

B.  Suitability Standards for Investors
    -----------------------------------

         The Company intends to rely upon the exemption from registration afforded by Rules 501-503 and Rule 506 of Regulation D under the Act. Therefore, representations and information as to the qualification of the undersigned under Regulation D, as set forth below, are to be made and provided by the undersigned in order for the Company better to determine whether the undersigned's subscription for Shares may be accepted by the Company in light of the requirements of Section 4(2) under the Act.

         Under Rules 501-503 and Rule 506 under the Act, Shares may be sold to no more than 35 purchasers. For purposes of determining the Number of purchasers of shares, persons who are Accredited Investors (as defined in Rule 501) are not counted.
         With respect to a partnership, corporation or trust (herein called an "Entity"), an Accredited Investor includes (i) a trust with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person (as described in Rule 506) and (ii) any Entity in which each of the equity owners either (a) is an individual whose net worth (either individually or jointly with his spouse) exceeds $1,000,000 or (b) is an individual who had an individual income (not joint with his spouse, and computed as described below) in each of the two most recent years in excess of $200,000, or a joint income (together with the income of his/her spouse) in such years in excess of $300,000 and reasonably expects such an individual or joint income in excess of such level in the current year. Accredited Investors also include certain institutional investors, private business development companies and tax-exempt organizations.

         Investors who would be Accredited Investors if the Company were to rely on the exemption from registration afforded by Regulation D, and investors who would not be Accredited Investors, each must meet certain minimum suitability standards.

         Any investor that is able to qualify as an accredited investor is requested to indicate the basis for such qualification under item 1 below.

1.  Accredited Investor Suitability Standards.

         For purposes of determining whether an investor is an Accredited Investor, please check the applicable box below:

         [ ] (a) the undersigned, if a natural person, or each partner, shareholder or beneficiary of the undersigned (a) has a net worth, individually or jointly with his spouse, and exclusive of the value of home, home furnishings and automobiles, of at least $1,000,000 or (b) had an individual income (not including the income of his spouse) in excess of $200,000 or a joint income, together with the income of his spouse, in excess of $300,000, in each of the two most recent years and reasonably expects such individual or joint income to reach such income level in the current, year ("income" meaning an individual's adjusted gross income as reported on his federal income tax return, increased by any deductions for long-term capital gains or depletion, any tax-exempt interest and allocable losses of any partnerships of which the individual is a partner); or

         [ ] (b) the undersigned is a domestic bank, whether acting in its individual or fiduciary capacity; a domestic insurance company; a registered broker or dealer, an investment company registered under the Investment Company Act of 1940 (the "1940 Act") or "business development company" as defined in the 1940 Act; a Small Business Investment Company licensed by the United States Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivision, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000: or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary that is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or

         [ ] (c) the undersigned is a "private business development company" as defined in the 1940 Act; or

         [ ] (d) the undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; or

         [ ] (e) the undersigned is a trust, not formed for the purpose of acquiring the Shares, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment, and such trust has total assets in excess of $5,000,000; or

         [  ]  (f) the undersigned does not meet the standards set forth above.

2.  Minimum Suitability Standards for All Investors

         (a) The undersigned, if an individual, (i) is a citizen of the United States and at least 21 years of age (unless otherwise set forth in Paragraph
(A)(l)(c) above) and (ii) is a bona fide resident and domiciliary (not a temporary or transient resident) of the State set forth in Paragraph (A)(l)(d) above and has no present intention of becoming a resident of any other state or jurisdiction. The undersigned, if a partnership, corporation, trust or other entity, was created or organized under the laws of the jurisdiction set forth in Paragraph (A)(2)(f) above and has no present intention of altering the jurisdiction of its creation or Organization;

         (b) the undersigned has adequate means for providing for current needs and personal contingencies and has no need for liquidity in this investment; and

         (c) the undersigned, alone or with his Purchaser Representative, has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks associated with an investment in the Company and of making an informed investment decision.

Dated: _______________

                                        ------------------------------
                                        (If Investor is an
                                        individual, signature)

                                        [------------------------------]
                                        (Printed name of Investor)

                                        By:____________________________
                                           (If Investor is an entity, signature
                                            and title of partner, trustee, or
                                            authorized officer)

DO NOT SIGN WITHOUT READING THIS AGREEMENT IN ITS ENTIRETY
----------------------------------------------------------

Purchaser:  ________________________

Purchaser Representative:  ____________

                             SUBSCRIPTION AGREEMENT
                             ----------------------

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES ACTS OR AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

         THIS INVESTMENT MAY BE SUBJECT TO ADDITIONAL STATE REQUIREMENTS AS SET FORTH BELOW. INVESTORS SHOULD REFER TO THOSE REQUIREMENTS BEFORE EXECUTING THIS AGREEMENT.

----------------------------
----------------------------
----------------------------
----------------------------
----------------------------

Ladies and Gentlemen:

         The undersigned has received and read the Private Placement Memorandum dated October 13, 2000, as the same has been amended or supplemented (the "Memorandum"), which offers to the undersigned subscriptions for shares of Common Stock in SafeScience, Inc., a corporation formed under the laws of the State of Nevada (the "Company"). Terms used and not defined herein have the same meaning as those in the Memorandum.

         1. Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase ______________ shares of Common Stock (the "Shares") for an aggregate subscription price of $______________ (at a price per share of $________). The undersigned shall also receive (a) a warrant to purchase ___________ shares of Common Stock of the Company in substantially the form of Exhibit A (10% warrant coverage), (b) a warrant to purchase ______________ shares of Common Stock of the Company in substantially the form of Exhibit B (10% warrant coverage), (c) a warrant to purchase ______________ shares of Common Stock of the Company in substantially the form of Exhibit C (10% warrant coverage), (d) a warrant to purchase _____________ shares of Common Stock of the Company in substantially the form of Exhibit D (10% warrant coverage), and (e) a warrant to purchase ______________ shares of Common Stock of the Company in substantially the form of Exhibit E (bonus warrant, with an exercise price of $_________ per share) hereto (all such warrants collectively, the "Warrants"), in accordance with the terms and conditions of this Subscription Agreement and the Memorandum.

         2. Acceptance of Subscription. The undersigned acknowledges that the Company has the right, without liability, to reject this subscription and to determine the date of acceptance of this subscription, and that such subscription shall be deemed to be accepted only when signed by the Company. The undersigned agrees that subscriptions need not be accepted in the order in which they are received.

         3. Payment. Payment in full of the subscription price is due upon the acceptance of this subscription and shall be made by check made payable to the order of "SafeScience, Inc." or by wire transfer to _________; ABA Routing # ____________; Account # ___________; Account Name: ____________. The Company may
deposit, at its option, the proceeds from the Subscription into an account established by the Company pending the earlier of acceptance or rejection of such subscription or termination of the offering.

         4. Acceptance of Subscription. Upon acceptance of this subscription by the Company, compliance with any requirements under the Nevada corporation law, and any other applicable law, and the designation of the undersigned as a stockholder on the records of the Company, the undersigned shall become a stockholder of the Company.

         5.  [Intentionally left blank.]

         6. Representations and Warranties of Undersigned. The undersigned hereby represents and warrants to the Company that:

         (a) the undersigned, if an individual, is not less than twenty-one years of age;

         (b) the undersigned, either alone or with his Purchaser Representative, if any, named below has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Company, and, if a resident of a certain state, meets any additional suitability standards applicable to him under state law;

         (c) if the undersigned is utilizing a Purchaser Representative for this investment:

                  (i) such Purchaser Representative, named at the beginning of this Agreement, has acted as his "Purchaser Representative" as defined in Regulation D under the Securities Act of 1933, as amended;

                  (ii) the undersigned has relied upon the advice of such Purchaser Representative as to the merits of an investment in the Company and the suitability of such investment for the undersigned; and

                  (iii) such Purchaser Representative has heretofore confirmed to the undersigned in writing (a true and correct copy of which is furnished to the Company herewith) during the course of this transaction any past, present or future material relationship, actual or contemplated, between the Purchaser Representative and/or its affiliates and the Company and/or any of its affiliates, and any compensation received or to be received as a result thereof;

         (d) if the undersigned is a partnership, corporation, trust or other entity:

                  (i) it was not formed for the purpose of this investment;

                  (ii) it is authorized and otherwise duly qualified to purchase and hold Shares; and

                  (iii) this Subscription Agreement has been duly and validly authorized and executed and, when delivered, will constitute the legal, valid, binding and enforceable obligation of the undersigned;

         (e) if the undersigned prospective investor is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), to the best of the undersigned's knowledge, neither the Company nor any affiliate of the Company is a party in interest or disqualified person, as defined in ERISA Section 3(14) and the Internal Revenue Code of 1954, as amended, section 4975(e)(2), respectively, with respect to such plan;

         (f) the undersigned is not subject to a statutory disqualification, as set forth in Section 3(a)(39) of the Securities Exchange Act of 1934, as amended;

         (g) the undersigned and his Purchaser Representative, if any, have been given full and complete access to all information with respect to the Company and the Company's proposed activities that the undersigned and his Purchaser Representative, if any, have deemed necessary to evaluate the merits and risks of an investment in the Company;

         (h) the undersigned and, if applicable, his Purchaser Representative, have had a full opportunity to ask questions of and to receive satisfactory answers from a representative of the Company concerning the terms and conditions of this investment and all such questions have been answered to the full satisfaction of the undersigned;

         (i) the undersigned and, if applicable, his Purchaser Representative, have received and read carefully a copy of the Memorandum, including the exhibits thereto, and the undersigned is familiar with and agrees to all the terms and conditions of the offering of Shares and the Warrants set forth in the Memorandum;

         (j) the undersigned is aware of the risks associated with an investment in the Company, including those described in the "Risk Factors" section of the Memorandum;

         (k) the undersigned has adequate means of providing for his current needs and possible personal contingencies, has no need for liquidity with respect to his investment in the Company, and has financial resources sufficient to bear the economic risk of such investment;

         (l) the undersigned has been advised and understands that an investment in the Company is highly speculative and has received no representations or warranties from the Company with respect to such investment other than those contained in the Memorandum;

         (m) the undersigned acknowledges that there are substantial restrictions on the transferability of, and there will be no public market for, the Shares and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and, accordingly, it may not be possible for the undersigned to liquidate his investment in case of an emergency or otherwise, and the undersigned has been advised that while Rule 144 of the Securities Act of 1933, as amended, is presently applicable to Shares and the Warrant Shares, the undersigned understands that the Company may not continue to be obligated to make publicly available any information, filings and reports which are a condition to the availability of Rule 144;

         (n) the undersigned is aware that no securities administrator of any state or federal government has made or will make any finding or determination relating to this investment;

         (o) Shares and the Warrants subscribed for hereby are being purchased for the undersigned's own account (or a trust account if the undersigned is a trustee), for investment purposes only and are not being purchased with a view to or for any resale, fractionalization, subdivision or distribution of such Shares; and

         (p) all information which the undersigned and his Purchaser Representative, if any, has provided to the Company, including (but not limited to) the information, representations and warranties of the undersigned contained in the Purchaser Suitability Statement executed by the undersigned and submitted to the Company in connection with this Subscription, is true and correct in all material respects as of the date set forth below and the undersigned agrees to furnish any additional information which the Company may request so as to determine the suitability of the undersigned, and to notify the Company immediately should any material changes in such information occur.

         7. Compliance with Federal and State Securities Laws. The undersigned understands and agrees that the following restrictions and limitations are applicable to his purchase, resales, pledges, hypothecations or other transfers of Shares and the Warrant Shares:

         (a) The undersigned agrees that Shares and the Warrant Shares shall not be sold, pledged, hypothecated or otherwise transferred unless such Shares or Warrant Shares are registered under the Securities Act of 1933, as amended, and applicable state securities laws or are exempt therefrom.

         (b) A legend in substantially the following form has been or will be placed on any instruments evidencing Shares and the Warrant Shares:

         THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS

         AMENDED, OR THE SECURITIES ACT OF ANY STATE. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES, AND SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED FOR VALUE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION OF THEM UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND/OR APPLICABLE STATE SECURITIES ACTS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR ACTS.

         (c) If applicable, the legend described in subparagraph (b) above will be placed with respect to any new instrument(s) or other document(s) issued upon presentment by the undersigned of such instrument(s) or other document(s) for transfer.

         8. Transferability. The undersigned understands and agrees that the restrictions on the transfer or assignment of Shares and the Warrant Shares which may be imposed by the states in which such Shares and Warrant Shares may be offered shall be binding on the undersigned.

         9.  Registration Rights.

         (a) The Company shall file a registration statement covering the Shares and the shares of common stock issuable upon exercise of the Warrants within 60 days of the earlier to occur of (a) the Company's termination of the offering under the Memorandum (the "Final Closing") and (b) December 31, 2000. Thereafter, the Company shall use its best efforts to cause such registration statement to be declared effective by the 120th day after the earlier of (a) the Final Closing and (b) December 31, 2000.

         (b) The Company may postpone the filing of any registration statement required pursuant to this Section 9 for a reasonable period of time, not to exceed sixty (60) days in the aggregate, and not more than once in any ninety
(90) day period, if the Company has been advised by legal counsel in writing, with a copy to the undersigned upon their request, that such filing would require a special audit or the disclosure of a material impending transaction or other matter and the Board of Directors of the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company.

         (c) The Company shall pay all expenses incurred by the Company in connection with the registration, qualification and/or exemption of the Shares, including any SEC and state securities law registration and filing fees, printing expenses, fees and disbursements of the Company's counsel and accountants, transfer agents' and registrars' fees, fees and disbursements of experts used by the Company in connection with such registration, qualification and/or exemption, and expenses incidental to any amendment or supplement to the registration statement or prospectuses contained therein. The Company shall not, however, be liable for any sales, broker's or underwriting commissions upon sale by the undersigned or other holder of any of the Shares.

         (d) The Company shall indemnify the undersigned, as provided in the Memorandum.

         (e) The rights granted in this Section 9 inure to the benefit of all the undersigned's successors, heirs, pledgees, assignees, transferees and purchasers of the Shares and Warrant Shares, as the case may be.

         10. Indemnification. The undersigned acknowledges and understands the meaning and legal consequences of the representations and warranties herein and hereby agrees to indemnify and hold harmless the Company and its officers, directors, controlling persons, agents, employees, attorneys and accountants from and against any and all loss, damage or liability, together with all costs and expenses (including attorneys fees and disbursements) which any of them may incur by reason of:

         (a) any breach of any representation, warranty or agreement of the undersigned contained in this Subscription Agreement; or

         (b) any false, misleading or inaccurate information, or any breach of any representation, warranty or agreement of the undersigned, contained in the Purchaser Suitability Statement executed by the undersigned.

         Notwithstanding the foregoing, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights of the undersigned under federal or state securities laws. All representations and warranties contained in this Subscription Agreement and the Purchaser Suitability Statement executed by the undersigned, and the indemnification contained in this paragraph 10, shall survive the acceptance of this subscription and any other transaction contemplated herein.

         11. Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, except as to any matter, to the extent it involves any United States statute, in accordance with the laws of the United States.

         12. Gender. Whenever the singular number is used herein and when required by the context the same shall include the plural and the masculine gender shall include the feminine and, where applicable, shall include any corporation, firm or partnership executing this Subscription Agreement.

         13. Binding Effect. This Subscription Agreement shall be binding upon and inure to the benefit of the undersigned and his successors and neither this Subscription Agreement nor any interest herein shall not be assignable by him. This Subscription Agreement shall inure to the benefit of the Company and its successors and assigns, and upon its acceptance by the Company shall be binding upon the Company and its successors and assigns.

         14. Joint and Several Representations. If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking herein shall be the joint and several representations warranty and undertaking of each such person. If the undersigned is a partnership, corporation, trust or other entity, the undersigned further represents and warrants that (a) the individual executing this Subscription Agreement has full power and authority to execute and deliver this Subscription Agreement on behalf of the undersigned and (b) the undersigned has full right and power to perform its obligations pursuant to the provisions hereof and become a stockholder of the Company.

         15. Notice. All notice required to be given to the undersigned shall be deemed given when received by the undersigned, and shall be sent by air express courier with regular service to the undersigned at the address indicated below, or as amended by written notice to the Company.

         IN WITNESS WHEREOF, the undersigned has executed and sealed this Subscription Agreement this day of __________________2001.

                                          [----------------------------]
                                          (Print or type name of
                                          Subscriber)

                                          ------------------------------
                                          (If Subscriber is an
                                          individual, signature)

                                          By:___________________________
                                                (If Subscriber is an entity,
                                                 signature and title of partner,
                                                 trustee, or authorized officer)


                                          [----------------------------]
                                          (If Purchaser is an individual,
                                          home address; or if Purchaser
                                          is an entity, business address)

                                          ------------------------------
                                          (Social Security or Tax
                                           Identification Number)

                                          ------------------------------
                                          (Signature of Joint Tenant, if any)

                                          ------------------------------
                                          (Printed Name of Joint Tenant, if any)

                                          ------------------------------

                                          ------------------------------
                                          City, State and Zip Code
                                          (Home Address)

                                          ------------------------------
                                          (Social Security or Tax
                                           Identification Number of
                                           Joint Tenant)

                                          ------------------------------
                                          (Social Security or Tax
                                           Identification Number of
                                           Joint Tenant)

                                          Type of Ownership
                                          (check as
                                          appropriate):

                                          ___ Individual

                                          ___ Joint tenants with
                                                   rights of survivorship

                                          ___ Tenants in common

                                          ___ Community property

                                          ___ Trust

                                          ___ Other (indicate):

                                          Corporation

         Total Dollar Amount of Subscription: ____________________.

         THIS INVESTMENT MAY BE SUBJECT TO ADDITIONAL STATE REQUIREMENTS AS SET FORTH BELOW. INVESTORS SHOULD REFER TO THOSE REQUIREMENTS BEFORE EXECUTING THIS AGREEMENT.

         Subject to the terms and conditions of this Subscription Agreement, the foregoing subscription is approved and accepted as of the _____ day of ____________, 2001.

                                             SAFESCIENCE, INC.



                                             By:______________________________
                                                   Bradley J. Carver, President